Supplement to the Variable Annuity Prospectus and Summary Prospectuses dated May 3, 2021 as supplemented and amended

American General Life Insurance Company

Variable Annuity Account Seven

Polaris Platinum O-Series Variable Annuity

The United States Life Insurance Company in the City of New York

FS Variable Separate Account

Polaris Platinum O-Series Variable Annuity

The following information applies to the Prospectus, Initial Summary Prospectus and Updating Summary Prospectus (collectively, the “Prospectus”). The date of the Prospectus has been changed to October 15, 2021. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective on or about November 8, 2021 (“Effective Date”), certain Underlying Funds available under the contract will be reorganized, pending shareholder approval (the “Reorganization”). Underlying Funds of Anchor Series Trust and SunAmerica Series Trust (the “Target Underlying Funds”) will be reorganized into the Underlying Funds of SunAmerica Series Trust (the “Acquiring Underlying Funds”) as shown in the table below. Accordingly, on the Effective Date, all references in the Prospectus to “Anchor Series Trust” and each of the Target Underlying Funds will be removed.

The Underlying Fund expenses will remain unchanged or be lower as a result of the Reorganization. Please see “APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT” in the Prospectus for the current expenses and performance information for each Acquiring Underlying Fund.

Type	Target Underlying Funds Advisor Subadvisor (if applicable)	Acquiring Underlying Funds Advisor Subadvisor (if applicable)
Asset Allocation	SA PGI Asset Allocation Portfolio – Class 3 SunAmerica Asset Management, LLC Principal Global Investors, LLC	SA JPMorgan Diversified Balanced Portfolio – Class 3* SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.
Asset Allocation	SA Wellington Strategic Multi-Asset Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	SA Wellington Strategic Multi-Asset Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP
Bond	SA Wellington Government and Quality Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	SA Wellington Government and Quality Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP
Stock	SA Columbia Technology Portfolio – Class 3 SunAmerica Asset Management, LLC Columbia Management Investment Advisers, LLC	SA Wellington Capital Appreciation Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP
Stock	SA Wellington Capital Appreciation Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP
Stock	SA WellsCap Aggressive Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Wells Capital Management Incorporated	SA JPMorgan Mid-Cap Growth Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.

*On the Effective Date, the Underlying Fund expense for SA JPMorgan Diversified Balanced Portfolio – Class 3 will change from 1.17% to 1.08%.

The Reorganization, if approved, will mean shares of the Target Underlying Funds will be exchanged for the shares of the corresponding Acquiring Underlying Funds, the total value of which will be equal to the total value of the shares of the Target Underlying Funds you hold on the date of the Reorganization.

Additional information regarding the Underlying Funds, including the Fund Prospectuses, may be obtained by visiting our website at www.aig.com/ProductProspectuses or by calling (855) 421-2692.

Neither our automatic transfer of the assets to the Acquiring Funds on the Effective Date, nor your transfer of assets out of the Target Funds prior to the Effective Date or out of the Acquiring Funds within 60 days after the Effective Date, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy. If you have any questions, please contact our Annuity Service Center at 1-800-445-7862.

Dated: October 15, 2021

Please keep this Supplement with your Prospectus